UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or
§ 240.14a-12

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AMERICAN BEACON FUNDS

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
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2)	Form, Schedule or Registration Statement No.:
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3)	Filing Party:
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4)	Date Filed:
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AMERICAN BEACON FUNDS

BALANCED FUND

Enhanced Income Fund

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

January 9, 2009

Dear Shareholder:

The enclosed proxy materials relate to a Special Meeting of Shareholders (“Meeting”) of the American Beacon Balanced Fund and the American Beacon Enhanced Income Fund (each a “Fund”) of the American Beacon Funds (“Trust”) to be held on February 13, 2009. At the Meeting, shareholders will be asked to vote on a proposal to approve and ratify an advisory fee under the current Investment Management Agreement (“Current Management Agreement”) between American Beacon Advisors, Inc., the Funds’ investment manager (“Manager”), and the Trust on behalf of the Funds (“Proposal”).

Shareholders previously approved the Current Management Agreement at a special meeting held on August 22, 2008 in connection with the change of control of the Manager. The proxy statement provided to shareholders in connection with that meeting accurately disclosed that there were no proposed changes to the total aggregate fees payable to the Manager for management, advisory, securities lending and administrative services provided to the Funds. However, the advisory fee had been inadvertently omitted from the fee schedule to the form of the Current Management Agreement and comparative fee table included as appendices to the proxy statement provided to shareholders in connection with that meeting. Under the terms of the Current Management Agreement, the Manager allocates the investment of Fund assets among itself and various sub-advisors, and makes all investment decisions for the portion of each Fund’s assets that the Manager manages directly. As consideration, the Manager receives a management fee and an advisory fee from each Fund. Because this advisory fee was inadvertently omitted from the appendices in the previous proxy statement, shareholders of each Fund are being asked to approve and ratify such fee under the Current Management Agreement. The fee rates under the Current Management Agreement have not changed and are not increasing. Please review the attached Proxy Statement carefully and cast your vote on the Proposal. The Board of Trustees for the Trust recommends voting FOR the Proposal.

Your vote is important no matter how many shares you own. Voting your shares now will allow you, as a Fund shareholder, to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote. Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope. Alternatively, you may vote via touch-tone telephone or through the Internet. Please refer to the proxy card for the toll-free telephone number or Internet address. If we do not hear from you by January 31, 2009 we or our proxy solicitor may contact you again for your vote. If you have any questions about these materials, please call us at 1-866-615-7868.

Thank you for your vote and for your continued investment in the Funds.

Sincerely, /s/ William F. Quinn William F. Quinn President American Beacon Funds

AMERICAN BEACON FUNDS

BALANCED FUND

Enhanced Income Fund

4151 Amon Carter Boulevard
MD 2450

Fort Worth, TX 76155

_________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the American Beacon Balanced Fund and the American Beacon Enhanced Income Fund (each a “Fund”) of the American Beacon Funds (“Trust”) will be held at 2:00 p.m. Central Time on February 13, 2009, at American Beacon Advisors, Inc., 4151 Amon Carter Boulevard, First Floor, Flagship Room, Fort Worth, Texas 76155. In connection with the Meeting, as a shareholder of one or both Funds of the Trust, you are asked to consider and act upon the following proposal (“Proposal”):

(1)

To approve and ratify an advisory fee under the current Investment Management Agreement between American Beacon Advisors, Inc., the manager of the Funds, and the Trust on behalf of each Fund for serving as an investment advisor for a portion of each Fund’s assets; and

(2)	To transact any other business as may properly come before the Meeting.

Only holders of record at the close of business on December 19, 2008 (“Record Date”) of shares of beneficial interest of each Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof. If you owned shares in both Funds as of the Record Date, you may receive more than one proxy card. Please vote each proxy card you receive.

By Order of the Board of Trustees, /s/ Rosemary K. Behan Rosemary K. Behan Secretary

Fort Worth, Texas
January 9, 2009

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the December 19, 2008 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

To avoid the inconvenience of further solicitations for your vote, please mail your proxy card promptly.

As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card. If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we have not received your voting instructions by January 31, 2009, we may contact you again for your vote.

Notice to Corporations and Partnerships: proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

AMERICAN BEACON FUNDS

BALANCED FUND

Enhanced Income Fund

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

_________________________

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

_________________________

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposal in the Proxy Statement (“Proposal”), in “Question and Answer” format, to help you understand and vote on the Proposal. Your vote is important. Please vote.

Q:	Why are you sending me this information?

A:	You are receiving these materials because on December 19, 2008 you owned shares of a Fund and, as a result, have a right to vote on the Proposal.

Q:	Why am I being asked to approve and ratify the Advisory Fee?

As consideration for serving as the Manager and making investment decisions for a portion of each Fund’s assets that the Manager manages directly, the Manager receives a management fee and an advisory fee pursuant to the current Investment Management Agreement (“Current Management Agreement”). Shareholders of each Fund last approved the Current Management Agreement at a special meeting of shareholders held on August 22, 2008 in connection with the change of control of the Manager. The proxy statement provided to shareholders in connection with that meeting accurately disclosed that there were no proposed changes to the total aggregate fees payable to the Manager for management, advisory, securities lending and administrative services to the Funds. However, reference to the advisory fee under the Current Management Agreement was inadvertently omitted from the fee schedule to the form of the Current Management Agreement and the comparative fee table included as appendices to the proxy statement provided to shareholders in connection with that meeting. Prior to and since the date of the Current Management Agreement, the Manager has provided both management and advisory services to the Funds. The Manager, however, has received only the management fee since the date of the Current Management Agreement. Each Fund has accrued, but has not paid, the advisory fee. You are being asked to approve and ratify the advisory fee, including any accrued amounts, under the Current Management Agreement, which would include the payment of the advisory fee to the Manager for providing services to the Funds under the Current Management Agreement.

Q:	Will the fee rates payable by my Fund increase under the Current Management Agreement?

A:	No. The fee rates payable under your Fund’s Agreement will not change and will not increase from the prior Investment Management Agreement.

Q:	How does the Board recommend that I vote with respect to the Proposal?

A:	After careful consideration, the Board recommends that you vote FOR the Proposal.

Q:	Was I supposed to receive more than one proxy card?

A:	If you own shares of both Funds, you should have received more than one proxy card. If you only own shares of one Fund, you should only have received one proxy card.

Q:	How do I vote my shares?

A:

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-866- 615-7868.

Q:	Whom should I call for additional information about the Proxy Statement?

A:	If you have any questions about the Proposal or need assistance voting your shares, please call 1-866-615-7868.

AMERICAN BEACON FUNDS

BALANCED FUND

Enhanced Income Fund

4151 Amon Carter Boulevard
MD 2450
Fort Worth, TX 76155

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PROXY STATEMENT

Special Meeting of Shareholders
to be Held on February 13, 2009

_________________________

This document is a Proxy Statement for the American Beacon Balanced Fund and the American Beacon Enhanced Income Fund (each, a “Fund”) of the American Beacon Funds (“Trust”). This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trust (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) to be used at the Special Meeting of Shareholders of the Funds (“Meeting”), and any adjournments thereof. The Meeting will be held at 2:00 p.m. Central Time on February 13, 2009 at the American Beacon Advisors, Inc., First Floor, Flagship Room, 4151 Amon Carter Blvd., Fort Worth, Texas 76155. American Beacon Advisors, Inc. (“Manager”) serves as manager and administrator to the Trust. The purpose of the Meeting is set forth in the accompanying Notice. This Proxy Statement and accompanying proxy cards will be mailed to shareholders on or about January 16, 2009.

_________________________________________

PROCEDURAL INFORMATION RELATED TO

THIS PROXY SOLICITATION

_________________________________________

Voting

On any matter submitted to a vote of the shareholders, each shareholder of a Fund shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. The Proposal requires a vote by each Fund.

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager who will not receive any compensation from the Trust for such solicitation. The Manager has retained Broadridge Financial Solutions, Inc. for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $14,000. The Manager will bear all of the costs, fees and expenses in connection with the Proxy Statement.

“Householding”

One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Manager at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, attn: Terri L. McKinney, or call 1-866-615-7868. The most recent annual or semi-annual reports to shareholders are also available on the Manager’s website at www.ambeacon.com. If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

The Quorum Requirement and Adjournments

Shareholders of at least one-third of each Fund’s shares entitled to vote on December 19, 2008 (the “Record Date”), represented in person or by proxy, constitute a quorum. Such a quorum must be present for the transaction of business with respect to the Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST the Proposal, for which the required affirmative vote is a majority of the outstanding voting securities (as defined below) of each Fund.

How Proxies Will Be Voted

Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposal described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such shareholder proposals. You may revoke your proxy card by giving another proxy, by letter, telegram or facsimile revoking your initial proxy if received by that applicable Fund prior to the Meeting, or by appearing and voting at the Meeting.

A list of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A. A list of shareholders who owned of record five percent or more of the shares of a class of each Fund as of the Record Date is included in Appendix B. To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of all other classes of the Funds as of the Record Date. In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of the outstanding securities of the Manager or its parent company by any Trustees of the Funds since the beginning of the Funds’ most recent fiscal years ended October 31, 2008.

The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Trusts or the Manager may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Approval of the Proposal outlined below with respect to each Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of that Fund entitled to vote on the particular Proposal, as such term is defined in the 1940 Act. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

________________________________________________

PROPOSAL

APPROVE AND RATIFY THE ADVISORY FEE UNDER THE
CURRENT INVESTMENT MANAGEMENT AGREEMENT

________________________________________________

Overview

Shareholders are being asked to approve and ratify an advisory fee under the current Investment Management Agreement (“Current Management Agreement”) between the Manager and the Trust, on behalf of the Funds. Shareholders previously approved the Current Management Agreement at a special meeting held on August 22, 2008 in connection with the change of control of the Manager. The proxy statement provided to shareholders in connection with that meeting accurately disclosed that there were no proposed changes to the total aggregate fees payable to the Manager for management, advisory, securities lending and administrative services to the Funds. However, reference to the advisory fee was inadvertently omitted from the fee schedule to the form of the Current Management Agreement and comparative fee table included as appendices to the proxy statement provided to shareholders in connection with that meeting. The proxy statement nonetheless stated that the Manager would continue to provide the same services it provided to the Funds at the same aggregate fee rates. As a result, the Manager has provided both management and advisory services to the Funds under the Current Management Agreement, as it did under the prior management agreement. However, the Manager has received only the management fee since the date of the Current Management Agreement. Each Fund has accrued, but has not paid, the advisory fee. Thus, shareholders are being asked to approve and ratify the advisory fee, including any accrued amounts, under the Current Management Agreement, which would include the payment of the advisory fee to the Manager for providing services to the Funds under the Current Management Agreement.

Board Considerations, Approvals and Recommendations

At a meeting on November 17, 2008, the Board was notified that the fee schedule to the form of the Current Management Agreement and comparative fee table included as appendices to the proxy statement related to the August 22, 2008 meeting inadvertently omitted the advisory fee payable by each Fund to the Manager under the Agreement. Based on the Board’s prior consideration and approval of the Current Management Agreement, the Board unanimously recommended that the shareholders of each Fund approve and ratify the advisory fee to the Manager for providing services under the Current Management Agreement, which would include the payment of the advisory fee, including accrued amounts, to the Manager for providing services to the Funds under the Current Management Agreement.

Previously, the Board met in person on May 21, May 22 and June 4, 2008 to consider whether to renew the Funds’ then-current management agreement with the Manager (“Old Management Agreement”) and approve the Current Management Agreement. The Board also held telephone conference call meetings on April 15, 16 and 21, 2008 to discuss the acquisition by Lighthouse Holdings, Inc. (“Lighthouse”) of all of the capital stock of the Manager from the Manager’s corporate parent, AMR Corporation (the “Transaction”) and the effect the Transaction would have on the Funds. Based on the process undertaken and the considerations weighed by the Board during its meetings in connection with the Board’s consideration of the Transaction and the renewal of each Fund’s Old Management Agreement, the Board approved the Current Management Agreement for each Fund and recommended that shareholders of each Fund also approve the Current Management Agreement. On August 22, 2008, shareholders approved the Current Management Agreement.

In connection with the Board’s recommendation that shareholders of each Fund approve the Current Management Agreement, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:

(1)

The manner in which each Fund’s assets are managed did not change as a result of the Transaction, and the same people who previously managed the Funds’ assets have continued to do so after the Transaction;

(2)	The aggregate fee rates payable by each Fund for advisory and administrative services did not change (a schedule of those fee rates is included as Appendix D to this Proxy Statement); and

(3)	The material terms regarding advisory services pursuant to the Current Management Agreement are substantially the same as the terms of the Old Management Agreement.

A discussion of the factors considered by the Board in approving the Current Management Agreement is included in Appendix F to this Proxy Statement.

The Current Management Agreement

          Under the Current Management Agreement, the Manager (1) develops the investment program for each Fund, (2) selects and changes sub-advisors, (3) allocates the assets for each Fund among itself and various sub-advisors, (4) monitors the sub-advisors’ investment programs and results, (5) coordinates the investment activities of the sub-advisors and itself to ensure compliance with regulatory restrictions, (6) oversees each Fund’s securities lending activities and actions taken by the securities lending agent, and (7) invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations. In addition, the Manager allocates a portion of each Fund’s assets to itself for direct management. The Manager receives an investment advisory fee for such services. All fees received by the Manager are set forth in Schedule A to the form of Current Management Agreement in Appendix C and the comparison table included in Appendix D.

          Under the Current Management Agreement, the Manager provides the same investment advisory services to the Funds at the same fee rate as under the Old Management Agreement. In addition, the Current Management Agreement, among other things: (i) makes the Manager responsible for preserving the confidentiality of information concerning the Funds’ investment portfolios; (ii) requires the Manager to maintain a compliance program; (iii) permits the Manager to exercise all rights of shareholders, including but not limited to proxy voting; (iv) conforms the Trust’s and shareholder’s liability to the limitation of liability specified in the Trust’s organizational documents; and (v) adds a provision limiting the Manager’s liability in case of emergency, disaster or circumstances beyond its control. Other than noted above, these agreements maintain the same standard of care and indemnification provisions. The aggregate amount of the advisory fees paid by the Funds during the last fiscal year, are set forth in Appendix E.

The Old Management Agreement covered both advisory and administrative services provided by the Manager. In addition, the Manager provided administrative services to the Funds under a prior Administrative Services Agreement (“Old Administrative Services Agreement”). At a meeting of the Board held on June 4, 2008, management proposed to separate the Manager’s obligations to provide advisory and administrative services to the Trust into two different agreements. This action allowed the Manager to allocate its management fees for each Fund between advisory and administrative services. Accordingly, the Manager currently provides advisory services under the Current Management Agreement and administrative services under an Administrative Services Agreement (“Current Administrative Services Agreement”) that shareholders are not required to approve. As shown in Appendix D, the aggregate fee rates charged for advisory services and administrative services did not change, but instead were allocated between the Current Management and Administrative Services Agreements.

          A copy of the Current Management Agreement is included in Appendix C. Information regarding the directors and officers of the Manager is set forth in Appendix G.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
THE PROPOSAL

_____________________________

INFORMATION REGARDING THE MANAGER

American Beacon Advisors, Inc. serves as the Funds’ investment manager and administrator. The Manager is located at 4151 Amon Carter Boulevard MD 2450, Forth Worth, TX 76155. Lighthouse Holdings, Inc. (“Lighthouse”) owns 100% of the Manager’s voting securities. The address of Lighthouse is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

SHAREHOLDER PROPOSALS

As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, attn: Terri L. McKinney, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws. In addition, a Fund is required to convene a special shareholders’ meeting upon written request for such a meeting by its shareholders owning at least ten percent of its outstanding shares.

OTHER SERVICE PROVIDERS

Foreside Fund Services, located at Three Canal Plaza, Suite 100, Portland, Maine 04101 serves as the Trust’s principal underwriter.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Funds’ most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by going to www.americanbeaconfunds.com, calling toll-free 1-800-658-5811 or by writing to the Funds at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, TX 76155.

Dated:     January 9, 2009

APPENDIX A

SHARES OF BENEFICIAL INTEREST

(As of December 19, 2008)

Outstanding Shares
Beacon Trust	AMR Class	Institutional Class	PlanAhead Class	Service Class Class
Balanced Fund	56,719, 977.68	3,533,732.68	10,331,187.79	765,131.95
Enhanced Income Fund			9,207,129

APPENDIX B

OWNERSHIP OF FUND SHARES

5% Shareholders of the Balanced Fund and Enhanced Income Funds
(As of December 19, 2008)

BALANCED FUND - INSTITUTIONAL CLASS

Shareholders	Number of Shares	Percentage of Class

ORCHARD TRUST COMPANY LLC TRUSTEE FBO RETIREMENT PLANS 8515 E ORCHARD RD 2T2 GREENWOOD VLG CO 80111-5002	1,960,262.8210	55.47%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	513,874.3630	14.54%

CR SMITH MUSEUM ATTN GLORIA RANDLES PO BOX 619617 DFW AIRPORT TX 75261-9617	341,494.3090	9.66%

STANDARD INSURANCE CO P11D ATTN SEPARATE ACCOUNT A 1100 SW 6TH AVE PORTLAND OR 97204-1020	213,267.7980	6.04%

BALANCED FUND - PLANAHEAD CLASS

Shareholders	Number of Shares	Percentage of Class

CHARLES SCHWAB & CO FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS OPS 9601 E PANORAMA CIR ENGLEWOOD CO 80112-3441	2,667,329.6540	25.82%

TAYNIK AND CO C/O STATE STREET BANK AND TRUST CO C/O INVESTORS BANK & TRUST 200 CLARENDON ST FPG 90 BOSTON MA 02116	1,831,734.8230	17.73%

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS 5TH FLOOR 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,268,329.5600	12.28%

MASSACHUSETTS MUTUAL INSURANCE CO 1295 STATE ST MTP C255 SPRINGFIELD MA 01111-0001	1,221,654.6730	11.82%

FIDELITY INVESTMENT INST OPS CO INC CUST FBO CERTAIN EE BENEFIT PLANS 401(K) PLAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	691,563.7450	6.69%

ENHANCED INCOME FUND - PLANAHEAD CLASS

Shareholders	Number of Shares	Percentage of Class

BENEFIT TRUST CO 5901 COLLEGE BLVD STE 100 OVERLAND PARK KS 66211-1834	4,930,167.1470	53.55%

NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FDS 5TH FLOOR 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,137,691.8860	44.94%

BALANCED FUND - SERVICE CLASS

Shareholders	Number of Shares	Percentage of Class

SAXON AND CO FBO: 20-01-302-9912426 P.O. BOX 7780-1888 PHILADELPHIA PA 19182-0001	559,074.7270	73.07%

WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 9888888836 NC 1076 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	92,539.2130	12.09%

HILLIARD LYONS CUST FOR PHILIP J ORBAN IRA 5 LAKEVIEW CT N BRUNSWICK NJ 08902-4825	44,444.4440	5.81%

FIIOC FBO SWINDELL DRESSLER 401K RET PLAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	42,252.1320	5.52%

BALANCED FUND - AMR CLASS

Shareholders	Number of Shares	Percentage of Class

JP MORGAN CHASE BANK TTEE $UPER $AVER CAP ACCUM PLAN FOR EE OF PTP AMR CORP SUBSID C/O JP MORGAN/AMERICAN CENTURY RPS PO BOX 419784 KANSAS CITY MO 64141-6784	19,097,857.7980	33.67%

LONG TERM DISABILITY TRUST C/O SSB MASTER TR DIVISION ATTN SEAN GRAY 2 AVE DE LAFAYETTE LCC2 BOSTON MA 02111	8,658,069.3190	15.26%

AMERICAN AIRLINES INC POST RETIREMENT PREFUND TR-U C/O SSB MASTER TR DIVISION ATTN SEAN GRAY 2 AVE DE LAFAYETTE LCC2 BOSTON MA 02111	7,894,010.1500	13.92%

AMERICAN AIRLINES PREFUND CO MATCH UNION C/O SSB MASTER TR DIVISION ATTN SEAN GRAY 2 AVE DE LAFAYETTE LCC2 BOSTON MA 02111	6,799,184.5630	11.99%

AMERICAN AIRLINES PREFUND RETIREE MED (EE CONTR) C/O SSB MASTER TR DIVISION ATTN SEAN GRAY 2 AVE DE LAFAYETTE LCC2 BOSTON MA 02111	3,603,101.7610	6.35%

AMERICAN AIRLINES PREFUND RETIREE MEDICAL (EE MATCH) C/O SSB MASTER TR DIVISION ATTN SEAN GRAY 2 AVE DE LAFAYETTE LCC2 BOSTON MA 02111	3,065,727.4560	5.41%

APPENDIX C

FORM OF MANAGEMENT AGREEMENT

AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON MASTER TRUST

MANAGEMENT AGREEMENT

     This Agreement is made as of September 12, 2008, by and between the American Beacon Funds, the American Beacon Mileage Funds, the American Beacon Select Funds and the American Beacon Master Trust, each a Massachusetts business trust (each, a “Trust”), on behalf of each Fund of a Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

     WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objective(s), policies and restrictions; and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”); and

     WHEREAS, each Trust desires to retain the Manager to provide investment advisory and portfolio management services to each Fund pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1.     Appointment. Each Trust hereby appoints the Manager to serve as the investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A. In the performance of its duties, the Manager will act in the best interests of each Trust and each Fund and will perform its duties hereunder for each Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in each Trust’s currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) each Trust’s Declaration of Trust and Bylaws; and (e) such other guidelines as the Board of Trustees of the Trusts (the “Board”) reasonably may establish or approve. The Manager will be an independent contractor and will have no authority to act for or represent a Trust or Fund in any way or otherwise be deemed to be an agent of a Trust or Fund unless expressly authorized in this Agreement or in another appropriate written format.

     2.     Duties of the Manager.

          (a)     Investment Program. Subject to supervision by the Board, the Manager will provide a continuous investment program for each Fund and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. The Manager will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Trust and each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

          (b)     Securities Lending Activities. The Manager shall provide the following services with respect to securities lending activities on behalf of each Fund that engages in such activities: (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (iv) respond to Agent inquiries concerning Agent’s activities, and (v) such other related duties as may be necessary or appropriate.

          (c)      Exercise of Rights. The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

          (d)     Execution of Transactions and Selection of Broker Dealers. The Manager shall be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall use its best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best execution available, the Manager, bearing in mind each Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer. Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. Each Trust hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trusts hereby consent to the retention of compensation for such transactions.

          (e)     Reports to the Board. Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

          (f)     Delegation of Authority. Any of the duties specified in this Paragraph 2 with respect to one or more Funds may be delegated by the Manager, at the Manager’s expense to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act. The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(f) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to each Trust for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement. In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

(i)	Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;

(ii)	Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such fund and coordinate the activities of all Subadvisers;

(iii)	If appropriate, recommend changes in a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act; and

(iv)	Be responsible for compensating the Subadviser in the manner specified in its agreement with the Subadviser.

     3.     Services Not Exclusive. The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of a Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

     4.     Compliance with Rule 38a-1. The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to discharge effectively its responsibilities. The Manager shall also provide the Trusts’ chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

     5.     Books and Records. The Manager will maintain all accounts, books and records with respect to each Fund as are required pursuant to the 1940 Act and Advisers Act and the rules thereunder. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for each Trust are the property of that Trust and further agrees to surrender promptly to the Trust any of such records upon a Trust’s request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6.     Expenses of the Manager and the Trusts. During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares. Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’s proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund’s shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; fees and salaries payable to the Trustees and officers of a Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against a Trust or Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trusts or any Fund for services rendered to a Trust or the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of printing and mailing prospectuses and supplements thereto for shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date of this Agreement; any extraordinary expenses (including fees and disbursements of counsel) incurred by a Trust or Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

     7.     Compensation. For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, each Trust will pay the Manager, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’s average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act. If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

     8.     Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     9.     Duration and Termination.

            (a)     Effectiveness. This Agreement shall become effective upon the date hereinabove written, provided that, with respect to a Fund, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Board Members”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund.

           (b)     Renewal. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date the Fund is added to this Agreement. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each from the date of this Agreement, and for new Fund for successive periods of twelve months once the initial two year term has passed, provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act.

           (c)     Termination. Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager. The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to a Trust. This Agreement automatically and immediately will terminate in the event of its assignment. Termination of this Agreement pursuant to this Paragraph 9(c) shall be without the payment of any penalty. Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

     10.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board and such Fund shareholders to the extent required by the 1940 Act.

     11.     Name of Trusts. Each Trust or any Fund may use the name “American Beacon Funds,” “American Beacon Mileage Funds,” “American Beacon Select Funds,” or “American Beacon Master Trust” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager. At such time as such an agreement shall no longer be in effect, a Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

     12.     Trust and Shareholder Liability. The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by a Trust pursuant to this Agreement shall be limited in all cases to a Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Manager further agrees that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust.

     13.     Non-Binding Agreement. This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of that Trust.

     14.     Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

     15.     Definitions. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

     16.     Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior amendments and understandings relating to the subject matter hereof.

     17.     Notices. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trusts (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by a Trust or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 17.

     18.     Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

     19.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     20.     The 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     21.     Headings. The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON FUNDS
AMERICAN BEACON MILEAGE FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON MASTER TRUST

By:_______________________________
[Title]

AMERICAN BEACON ADVISORS, INC.

By:_______________________________
[Title]

SCHEDULE A

I.     Management Fees

     A.     American Beacon Funds

     As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to such Agreement ((other than the management services set for the in Paragraph 7 and the securities lending services set forth in Paragraph 2(b) of the Agreement, the American Beacon Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets plus (with respect to those Funds listed in subsection (1) immediately below) all fees payable by the Manager with respect to such Funds pursuant to agreements entered into with Subadvisers pursuant to Paragraph 2(f) of the Management Agreement:

(1)	Balanced Fund	0.05%
	Emerging Markets Fund	0.05%
	Enhanced Income Fund	0.05%
	High Yield Bond Fund	0.05%
	International Equity Fund	0.05%
	International Equity Index Fund	0.05%
	Large Cap Growth Fund	0.05%
	Large Cap Value Fund	0.05%
	Mid-Cap Value Fund	0.05%
	S&P 500 Index Fund	0.05%
	Small Cap Index Fund	0.05%
	Small Cap Value Fund	0.05%
	Small Cap Value Opportunity Fund	0.05%
	Treasury Inflation Protected Securities Fund	0.05%

(2)	Money Market Fund	0.09%
	U.S. Government Money Market Fund	0.09%
	Intermediate Bond Fund	0.20%
	Short-Term Bond Fund	0.20%

     To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund will not pay the Manager a fee pursuant to the schedule set forth immediately above.

     B.     American Beacon Mileage Funds

     As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other than the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Mileage Funds shall pay to the Manager, computed daily and paid monthly, at the following annual rates as percentages of each Fund’s average daily net assets:

     Money Market Fund                         0.09%

     To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund shall not pay the Manager a fee pursuant to the schedule set forth immediately above.

     C.     American Beacon Select Funds

     As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other than the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Select Funds shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

Money Market Select Fund	0.09%
U.S. Government Money Market Select Fund	0.09%

     To the extent and for such periods that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company pursuant to a master-feeder arrangement, then such Fund shall not pay the Manager a fee pursuant to the schedule set forth immediately above.

     D.     American Beacon Master Trust

     As compensation pursuant to Paragraph 7 of the Management Agreement for services rendered pursuant to that Agreement (other then the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Master Trust shall pay to the Manager a fee, computed daily and paid monthly, at the following annual rates as a percentage of each Fund’s average daily net assets:

Money Market Portfolio	0.09%
U.S. Government Money Market Portfolio	0.09%

II.     Advisory Fees

     As compensation pursuant to Paragraph 7 of the Management Agreement for direct portfolio management of a portion of a Fund’s assets (which is in addition to the direct portfolio management services of a Fund’s short-term cash assets) rendered pursuant to such Agreement (other than the management services set forth in Paragraph 7 and the securities lending services set forth in Paragraph 2(b) of that Agreement), the American Beacon Funds shall pay to the Manager an advisory fee, computed daily and paid monthly, at the following annual rates as a percentage of the portion of the Fund’s average daily net assets managed by the Manager:

Balanced Fund	0.15%
Enhanced Income Fund	0.15%

III.     Securities Lending Fees

     As compensation for services provided by the Manager in connection with securities lending activities of each Fund of a Trust, a lending Fund shall pay to the Manager, with respect to cash collateral posted by borrowers, a fee of up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers as well as related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees.

Dated: ________, 2009

APPENDIX D

OLD AND CURRENT FEE SCHEDULES

Fund	Old Management Fees[1]	Old Administration Fees	Old Advisory Fee[2]	Current Management Fees[1]	Current Administration Fees	Current Advisory Fee[2]
Balanced Fund Institutional Class Shares PlanAhead Class Shares Service Class Shares AMR Class Shares	0.10%	0.25% 0.25% 0.25% 0.00%	0.15%	0.05%	0.30% 0.30% 0.30% 0.05%	0.15%
Enhanced Income Fund PlanAhead Class Shares	0.10%	0.25%	0.15%	0.05%	0.30%	0.15%

          1     To the extent and for such periods of time that a Fund invests all of its investable assets (i.e., securities and cash)
          in another registered investment company pursuant to a master-feeder arrangement, then the Fund shall not pay the

          Management Fee listed in this schedule.

       2     The Manager receives from each Fund a management fee and an advisory fee for providing investment advisory services on the assets directly managed by the Manager.

APPENDIX E

CURRENT MANAGEMENT AGREEMENT AND PAYMENTS

A.     Current Management Agreement

•	Management Agreement with American Beacon Advisors, Inc. dated September 12, 2008.
•	Last approved by shareholders of the Funds on August 22, 2008 in connection with change of control of American Beacon Advisors, Inc.

B.     Investment Advisory Fees and Other Material Payments

     The following are the advisory fees and other fees paid to the Manager by each Fund during the fiscal year ended 2008:

SUMMARY OF FEES - AMERICAN BEACON FUNDS
in thousands for last fiscal year ended 2008
Total Management		Advisory* Fee	Securities	Administrative	Service
Fund	Fee	Paid to the Manager	Lending	Service	Plan	12b-1 Fees
Balanced	$2, 726	$199	$208	$594	$425	$24
Enhanced Income	$369	$123	$25	$276	$269	$0

*Advisory fee paid to the Manager is included in the total management fee.  This fee includes amounts accrued, but not paid, from September 12, 2008 through October 31, 2008.

appendix F

Discussion of Board Considerations Regarding the Current Management Agreement

     The 1940 Act requires that the Board review each Fund’s advisory contracts and consider whether to approve such contracts and recommend shareholder approval of the same. At its meeting on November 17, 2008, the Board, including the Non-interested Trustees, reviewed and considered whether to recommend that shareholders approve the Current Management Agreement between the Funds and the Manager with a revised fee schedule that includes the advisory fee. Previously, at its meeting on May 21, 2008, the Board, including the Non-interested Trustees, reviewed and considered the renewal of each Fund’s Old Management Agreement with the Manager. On May 21, May 22 and June 4, 2008, the Board, including the Non-interested Trustees, reviewed and considered the approval of the Current Management Agreement for the Funds.

On May 21, May 22 and June 4, 2008, the Board met to determine, among other matters, whether to approve the Current Management Agreement. The Current Management Agreement was necessary because, on April 16, 2008, AMR Corporation (“AMR”), the parent company of the Manager, entered into an agreement with Lighthouse Holdings, Inc. (“Lighthouse”) pursuant to which Lighthouse would acquire all of the capital stock of the Manager (“Transaction”) in exchange for cash and 10% of the capital stock of the parent corporation of Lighthouse. Upon the closing of the Transaction (“Closing”), the Manager ceased to be a wholly owned subsidiary of AMR and became a subsidiary of Lighthouse. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 (“1940 Act”) of each Fund’s Old Management Agreement with the Manager. As required by the 1940 Act, each Fund’s Old Management Agreement provided for its automatic termination in the event of an assignment, and each, therefore, terminated upon the Closing.

To provide for the continuity of management for the Funds, the Board met to consider the Current Management Agreement with the Manager. The Current Management Agreement for each Fund reflects substantially the same terms as the Old Management Agreement for each Fund. In addition, the Old Management Agreement has been updated and modernized. As part of this process, the primary administrative services provided by the Manager to the Funds have been transferred to one single administrative services agreement (“Current Administrative Services Agreement”). The Manager previously provided administrative services to the Funds pursuant to its Old Management Agreement and an Administrative Services Agreement (“Old Administrative Services Agreement”). The aggregate fee rates for each Fund under the Current Management Agreement and the Current Administrative Services Agreement are the same as the fee rates imposed under the previous agreements which they replaced.

In preparation for the Board’s consideration to approve the Current Management Agreement, the Board considered the impact to the Funds once Lighthouse directly controlled the Manager. Lighthouse indicated that it did not anticipate making any changes to the organization or structure of the Funds, to the service providers or to the aggregate fee rates under the Current Management Agreement. In addition, the portfolio managers at the Manager that manage the Funds were expected to continue to manage the Funds after the Closing. In that regard, the Manager and Lighthouse anticipated entering into employment contracts that took effect upon the Closing with certain key personnel performing or overseeing the Funds’ investment programs. The Board considered that there could be no assurance that these personnel would choose to remain employed by the Manager before or after the Closing. The Board noted that the Manager and the Funds would continue to operate under their existing names. Potential benefits to the Funds as a result of the Transaction included Lighthouse’s intention to devote additional resources to product development and distribution of Fund shares. The Board also considered that any resulting growth of Fund assets would potentially produce economies of scale that would benefit shareholders of the Funds.

In preparation for the Board’s consideration to approve the Current Management Agreement, the Board held preliminary conference call meetings on April 15, 16 and 21, 2008, to discuss the Current Management Agreement and the effect that approving the Current Management Agreement would have on the Funds. The Board, with the assistance of independent legal counsel, received a memorandum and related advice from their legal counsel detailing the Board’s responsibilities in considering the Current Management Agreement.

In connection with the May 21, May 22 and June 4, 2008 meetings, the Trustees and/or legal counsel for the Non-interested Trustees received and considered, among other materials, responses by the Manager to inquiries requesting the following:

•	a description of the Transaction, the effects of the Transaction on the Trust and the Board, and any proposed changes to the Trust, its service providers or fee structure and other information;
•

a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

•	a copy of the Manager’s Form ADV registration statement with the SEC;
•

a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

•	a profit/loss analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to each Fund;
•	a description of any payments by the Manager to support the Funds’ marketing efforts;
•

an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

•	an evaluation of other benefits to the Manager or Funds as a result of their relationship, if any;
•	confirmation that the Manager’s financial condition does not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;
•

a description of the scope of portfolio management services provided to the Funds and the Manager’s other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the Manager’s involvement in other activities;

•

a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Funds;

•	a description of the basis upon which portfolio managers are compensated, including any “incentive” arrangements;
•

a discussion regarding the Manager’s participation in “soft dollar” arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the Manager’s methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

•	a discussion of whether the Manager receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates;
•	a description of any actual or potential conflicts of interest anticipated in managing Fund assets;
•

a summary of any material changes to the Manager’s compliance program with regard to federal, state, corporate and Fund requirements and a certification regarding the reasonable design of the compliance program;

•	a discussion of any material compliance problems and remedial actions;
•	information regarding the Manager’s code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;
•	a description of the Manager’s affiliation with any broker-dealer;
•	a discussion of any anticipated change in the Manager’s controlling persons; and
•	verification of the Manager’s insurance coverage with regard to the services provided to the Funds.

In connection with the Board’s consideration of the Current Management Agreement, the Trustees considered, among other information, the following factors:

(1)       The manner in which each Fund’s assets are managed will not change as a result of the Transaction, and the same people who manage the Fund’s assets are expected to continue to do so after the Transaction;

(2)       The aggregate fee rates payable by each Fund under the Current Management Agreement and the Current Administrative Services Agreement are the same as the fee rates payable under the Old Management Agreement and the Old Administrative Services Agreement;

(3)       The material terms regarding advisory services pursuant to the Current Management Agreement are substantially the same as the terms of the Old Management Agreement;

(4)       The qualifications of the Manager’s personnel who will provide advisory and administrative services to the Funds are not expected to change;

(5)       The Manager’s financial condition and the post-Closing capitalization of Lighthouse;

(6)       The impact of the Transaction on the Manager’s day-to-day operations;

(7)       The capabilities, experience, corporate structure and capital resources of Lighthouse;

(8)       The long-term business goals of Lighthouse with regard to the Manager and the Trust;

(9)       Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as AMR and Lighthouse plan to bear equally the costs, fees and expenses incurred by the Funds in connection with obtaining shareholder approval of the Current Management Agreement, the fees and expenses of accountants and attorneys relating to the Transaction and obtaining shareholder approval of the Current Management Agreement, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Boards for meetings held in connection with the Transaction;

(10)     The Funds may realize benefits as a result of the Transaction, including long-term economies of scale;

(11)     The potential for increased costs to the Trust in order to satisfy existing obligations under the current Trustees’ retirement plan; and

(12)     The advisory relationship with each subadvisor would continue in the same manner as before the Transaction and that each Investment Advisory Agreement between the Manager and a subadvisor (“Current Investment Advisory Agreement”) would be substantially the same as each Old Investment Advisory Agreement.

In preparation for the Board’s consideration to renew the Old Management Agreement, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager and Lipper, Inc. (“Lipper”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In addition, the Board’s Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 9, 2008 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

In addition to the foregoing, the Manager provided the following information specific to the renewal of each Fund’s Old Management Agreement and the approval of each Fund’s Current Management Agreement:

•

a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each sub-advisor and each Fund versus the respective peer group average;

•	a discussion, if applicable, of any underperformance by a sub-advisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;
•	a comparison of advisory fees and expense ratios for comparable mutual funds;
•	an analysis of any material complaints received from Fund shareholders;
•	a description of the Manager’s securities lending practices and the fees received from such practices;
•	a description of any revenue sharing activities with respect to the Funds;
•	a discussion of any rebate arrangements between the Manager and a service provider to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;
•	a description of the portfolio turnover rate and average execution costs for each Fund and each sub-advisor to a Fund; and
•	a description of how expenses that are not readily identifiable to a particular Fund are allocated.

The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds; and (iii) each Fund’s investment advisory fees versus comparable mutual funds. For the Balanced Fund, which has more than one class of shares, the class of shares used for comparative purposes was the Institutional Class because it has the longest performance history. References below to each Fund’s Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

Provided below is an overview of the primary factors the Board considered at its May 21, May 22 and June 4, 2008 meetings. The Board did not identify any particular information that was most relevant to its consideration to renew the Old Management Agreement and approve the Current Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of the Old Management Agreement and the approval of the Current Management Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the Old Management Agreement were reasonable and fair and that the renewal of the Old Management Agreement was in the best interests of the Funds and its shareholders. The Board also unanimously concluded that the terms of the Current Management Agreement were reasonable and fair and that the approval of the Current Management Agreement was in the best interests of the Fund and its shareholders.

In determining whether to renew the Old Management Agreement and approve the Current Management Agreement, the Trustees considered the best interests of each Fund separately. While the Old Management Agreement was considered at the Board meetings on May 21, 2008, and the Current Management Agreement was considered at the meetings on May 21, May 22 and June 4, 2008, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each sub-advisor for a Fund; (3) the costs incurred by the Manager and (to the extent provided) the sub-advisors in rendering their services and their resulting profits or losses; (4) the extent to which economies of scale have been taken into account in setting each fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager and Lighthouse regarding certain key aspects of the materials submitted in support of the renewal.

Nature, Extent and Quality of the Services to be Provided

With respect to the renewal of each Fund’s Old Management Agreement and the approval of each Fund’s Current Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager’s ability to retain them; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager’s continuing efforts to add new series and share classes to enhance the Funds’ product line; the Manager’s record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Funds in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager were appropriate for each Fund and, thus, determined to renew the Old Management Agreement and approve the Current Management Agreement for each Fund.

Investment Performance

The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its benchmark index(es) and peer group. The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the sub-advisors.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds

In analyzing the cost of services and profitability of the Manager by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profits or losses were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Old and Current Management Agreements for the Trust stipulate that to the extent that a Fund invests all of its investable assets in another registered investment company (i.e., is a Feeder Fund), the Fund will not pay the Manager a management fee.

The Board further considered that each Fund pays the Manager the amounts due to its sub-advisors, and the Manager remits these amounts directly to the applicable sub-advisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various Funds. The Board also noted that certain classes of the Balanced Fund maintain higher expense ratios in order to compensate third-party distributors.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager.

Economies of Scale and Whether Fee Levels Reflect Economies of Scale

In considering the reasonableness of the management fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in many sub-advisory fee rates. The Board also noted that, for purposes of determining the fee rates chargeable to the Funds, many sub-advisors have agreed to take into account other assets of AMR and its pension plans that are managed by the sub-advisors. Thus, the Funds are able to receive lower effective fee rates. The Board also noted that certain Funds have grown their shareholder base, which has spread fixed costs over a larger shareholder and asset base.

The Board also considered the Manager’s representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

Based on the foregoing information, the Board concluded that the Manager’s fee schedule for each Fund provides for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived by the Manager from Relationship With the Funds

The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager’s relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost. In this regard, the Board considered that the benefit plans of AMR have invested substantial assets in the Funds, which helps reduce costs for other Fund shareholders, just as the investment of other Fund shareholders helps to reduce costs for AMR’s benefit plans. In addition, the Board considered that certain of the sub-advisors reimburse the Manager for certain of its costs relating to distribution activities for the Funds. The Board also considered that the Funds did not pay commissions to any affiliated broker-dealer of the Manager during the most recent fiscal year ended October 31, 2007.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions With Respect to Each Fund

The performance comparisons below were made versus each Fund’s Lipper peer universe median. References to the Lipper expenses group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper.

Balanced Fund. In considering the renewal of the Old Management Agreement with respect to the Balanced Fund, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed the peer universe median for the five- and ten-year periods ended March 31, 2008 but underperformed for the one- and three-year periods; (2) the Manager outperformed its market index with respect to its portion of the Fund’s fixed income assets for the one-, three- and five-year periods ended March 31, 2008; and (3) the expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median. Based on these and other considerations, the Trustees concluded that the fees paid to the Manager and the subadvisors under the Old Management and Investment Advisory Agreements are fair and reasonable, determined that the Balanced Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund and approved the renewal of the Old Management and Investment Advisory Agreements with respect to the Balanced Fund.

Enhanced Income Fund. In considering the renewal of the Old Management Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed the peer universe median for the one- and three-year periods ended March 31, 2008; (2) the Manager outperformed the peer universe median with respect to its allocated portion of the Fund’s assets for the one- and three-year periods; and (3) the expense ratio of the Fund was lower than its Lipper expense group median. Based on these and other considerations, the Trustees concluded that the fees paid to the Manager under the Old Management Agreement are fair and reasonable, determined that the Enhanced Income Fund and its shareholders would benefit from the Manager’s continued management of the Fund and approved the renewal of the Old Management Agreement.

APPENDIX G

Directors and officers of the manager

     Set forth below are the directors and officers of the Manager, each of whom may be contacted at the Manager’s principal business address:

DIRECTORS

William F. Quinn - Chairman and Director* Richard P. Schifter - Director Kneeland C. Youngblood - Director M. Mark Albert - Director E. Stanley O’Neal - Director

* Mr. Quinn also serves as President of the Trust.

OFFICERS

Rosemary Behan - Chief Legal Officer & Corporate Secretary** Becky Harris - Chief Financial Officer & Treasurer***

** Ms. Behan also serves as Secretary of the Trust.

*** Ms. Harris also serves as Treasurer of the Trust.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11717	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
AMEBE1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN BEACON FUNDS

Vote on Proposal		For	Against	Abstain

1.   To approve and ratify an advisory fee under the current Investment Management Agreement between American Beacon Advisors, Inc., the manager of the Fund, and the Trust on behalf of each Fund for serving as an investment advisor for a portion of each Fund’s assets; and

		☐	☐	☐

2. To transact any other business as may properly come before the Meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com

AMEBE2

American Beacon Funds
Balanced Fund
Enhanced Income Fund

SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 13, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF THE AMERICAN BEACON BALANCED FUND AND AMERICAN BEACON ENHANCED INCOME FUND TO BE HELD AT 2:00 P.M. CENTRAL TIME ON FEBRUARY 13, 2009, AT AMERICAN BEACON ADVISORS, INC., 4151 AMON CARTER BOULEVARD, FIRST FLOOR, FLAGSHIP ROOM, FORT WORTH, TEXAS 76155.

The undersigned hereby appoints Terri McKinney and Rosemary Behan, each of them with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED JANUARY 9, 2009.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.

PLEASE SIGN ON REVERSE SIDE

AMERICAN BEACON